Commitments And Contingencies And Other Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments And Contingencies And Other Related Party Transactions [Abstract]
Commitments And Contingencies

Commitments and Contingencies

Litigation

Various claims and legal proceedings arise in the ordinary course of business and may be pending against the Company and its properties. Based upon the information available, the Company believes that the resolution of any of these claims and legal proceedings should not have a material adverse affect on its consolidated financial position, results of operations or cash flows.

Note 9.	Commitments and Contingencies and Other Related Party Transactions

HMA, Strand, Kinseth, Cherry Cove and HLC, independent contractors, manage our hotels pursuant to hotel management agreements with TRS Lessee. The management agreements provide that the management companies have control of all operational aspects of the hotels, including employee-related matters. HMA, Strand, Kinseth, Cherry Cove and HLC must generally maintain each hotel in good repair and condition and make routine maintenance, repairs and minor alterations. Additionally, the management companies must operate the hotels in accordance with third party franchise agreements that cover the hotels, which includes using franchisor sales and reservation systems as well as abiding by franchisors' marketing standards. HMA, Strand, Kinseth, Cherry Cove and HLC may not assign their management agreements without our consent. For further information regarding terms of the agreements see Note 1.

The management agreements generally require TRS Lessee to fund debt service, working capital needs, capital expenditures and to reimburse the management companies for all budgeted direct operating costs and expenses incurred in the operation of the hotels. TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

The remaining amount due to Royco Hotels as financial settlement of the lawsuit and fees owed to Royco Hotels as termination fees for hotels that have been sold is $120.

With the exception of certain events of default as to which no grace period exists, if an event of default occurs and continues beyond the grace period set forth in the management agreement, the non-defaulting party has the option of terminating the agreement.

The management agreements provide that each party, subject to certain exceptions, indemnifies and holds harmless the other party against any liabilities stemming from certain negligent acts or omissions, breach of contract, willful misconduct or tortuous actions by the indemnifying party or any of its affiliates.

In an effort to meet the Company's short-term liquidity needs, and because of the difficulty encountered in obtaining sources of borrowing to meet such needs, on November 10, 2011 the Audit Committee of the Board of Directors, then consisting of Messrs. Jung, Whittemore, and Zwerdling, approved a proposal for the purchase by four of the Company directors, Messrs. Borgmann, Dayton, Latham, and Walters (the "Purchasing Directors"), of the Amended and Restated Master Promissory Note maturing November 30, 2011 from Wells Fargo Bank, National Association (the "Note") for the balance owed of principal and interest in the amount of $2.1 million.

The Purchasing Directors purchased the Note from Wells Fargo on November 21, 2011. The Note was secured by two of the Company's hotels and the Purchasing Directors released one of the hotels from security for the Note so that it could be used as security by the Company to obtain a $5.0 million line of credit with Elkhorn Valley Bank. Each of the Purchasing Directors also separately guaranteed $0.75 million of the line of credit (the "Elkhorn Line of Credit").

The Audit Committee approved an amendment of the Note to extend its maturity to May 31, 2012 and to increase the per annum interest rate of 4.5% to 10% as consideration for the Purchasing Directors releasing the Company's hotel from security for the Note. As consideration for the personal guaranties by the Purchasing Directors of Elkhorn Line of Credit, the Audit Committee approved payment of a fee of 2% per annum of the amount of their personal guaranties.

Proceeds from the sale of the Series C preferred stock were used in February 2012 to repay the Note and the Elkhorn Line of Credit, and the Purchasing Directors were released from their personal guaranties. Each of the Purchasing Directors received $13 in interest payments on the Note and a $4 fee for their personal guarantee of the Elkhorn Line of Credit.

Litigation

Various claims and legal proceedings arise in the ordinary course of business and may be pending against the Company and its properties. Based upon the information available, the Company believes that the resolution of any of these claims and legal proceedings should not have a material adverse affect on its consolidated financial position, results of operations or cash flows.

Other

The Company assumed land lease agreements in conjunction with the purchase of two hotels. One lease requires monthly payments of the greater of $2 or 5% of room revenue through November 2091. A second lease requires annual payments of $34, with approximately $3 increases every five years throughout twelve renewal periods. Land lease expense from continuing operations totaled approximately $86, $97 and $95 in 2012, 2011 and 2010, respectively, and is included in property operating expense.

The Company entered into office lease agreements in May of 2010 and December of 2011. The two office leases mature in 2016 with the option to renew an additional five years. Office lease expense totaled $161, $59, and $14 during 2012, 2011, and 2010 respectively.

As of December 31, 2012, the future minimum lease payments applicable to non-cancellable operating leases are as follows:

Lease rents
2013	227
2014	228
2015	229
2016	215
2017	61
Thereafter	3,745

$4,705

The land leases reflected in the table above represent continuing operations. In addition, the Company has three land leases associated with properties in discontinued operations. These three properties are expected to be sold in the next 12 months. The annual lease payments of $127 are not included in the table above.

The Company as of December 31, 2012 has agreements with a restaurant and a cell tower operator for leased space at our hotel locations related to continuing operations. The restaurant lease has a maturity date of 2020, and the cell tower lease has a maturity date of 2016. The restaurant lease has an escalation clause. The escalation is based on percentages of gross sales. The restaurant and cell tower lease income from continuing operations totaled approximately $265, $275 and $269 in 2012, 2011 and 2010, respectively, and is included in room rentals and other hotel services.

As of December 31, 2012, the future minimum lease receipts from the non-cancellable restaurants and cell tower leases are as follows:

Lease receipts
2013	122
2014	122
2015	122
2016	118
2017	108
Thereafter	325

$917